UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10765	23-2077891
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

KING OF PRUSSIA, PENNSYLVANIA 19406

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2017, Universal Health Services, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders at the Company’s Corporate Center at 367 South Gulph Road, King of Prussia, Pennsylvania.

At the Annual Meeting, the Company’s stockholders: (i) voted to elect two Class III members of the Board of Directors for three-year terms scheduled to expire at the Company’s 2020 Annual Meeting of Stockholders; (ii) voted to approve the amendment to our Third Amended and Restated 2005 Stock Incentive Plan; (iii) voted in favor of the advisory (nonbinding) vote on named executive officer compensation; (iv) voted in favor of the advisory (nonbinding) stockholder vote to approve named executive officer compensation every three years; (v) voted to ratify the selection of PricewaterhouseCoopers, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, and; (vi) voted to reject the shareholder proposal regarding proxy access. The final voting results were as follows:

Proposal No. 1: Election of Directors:

Alan B. Miller – elected by the Class A and Class C Stockholders:

Votes cast in favor	7,259,248
Votes withheld	0
Broker non-votes	0

Lawrence S. Gibbs – elected by the Class B and Class D Stockholders:

Votes cast in favor	69,546,340
Votes withheld	5,685,229
Broker non-votes	3,706,366

Proposal No. 2: Approval of an amendment to the Universal Health Services, Inc. Third Amended and Restated 2005 Stock Incentive Plan:

Votes cast in favor	64,606,611
Votes cast against	1,486,476
Votes abstained	2,553
Broker non-votes	419,374

Proposal No. 3: Conduct an advisory (nonbinding) vote to approve named executive officer compensation:

Votes cast in favor	63,627,444
Votes cast against	2,465,273
Votes abstained	2,922
Broker non-votes	419,374

Proposal No. 4: Conduct an advisory (nonbinding) vote on the frequency of future advisory stockholder votes to approve named executive officer compensation:

1 Year	5,612,042
2 Years	4,090
3 Years	60,474,582
Votes abstained	4,926
Broker non-votes	419,374

Proposal No. 5: Ratification of the selection of PricewaterhouseCoopers, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Votes cast in favor	66,491,225
Votes cast against	22,675
Votes abstained	1,114
Broker non-votes	0

Proposal No. 6: Shareholder proposal related to proxy access:

Votes cast in favor	5,486,370
Votes cast against	60,594,085
Votes abstained	15,185
Broker non-votes	419,374

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Services, Inc.

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President and Chief Financial Officer

Date: May 18, 2017